UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022 (May 2, 2022)

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (844) 935-2832

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	XELA	The Nasdaq Stock Market LLC
6% Series B Cumulative Convertible Perpetual Preferred Stock, par value $0.0001 per share	XELAP	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.08	Shareholder Director Nominations

On May 2, 2022, the board of directors (the "Board") of Exela Technologies, Inc. (the "Company") established June 27, 2022, as the date for the Company's 2022 Annual Meeting of Stockholders (the "Annual Meeting"). Due to the fact that the date of the Annual Meeting has been changed by more than thirty (30) days from the anniversary date of the 2021 Annual Meeting of Stockholders, the Company is providing the due date for submission of any qualified stockholder proposal or qualified stockholder nominations.

In accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company's second amended and restated bylaws (the "Bylaws"), the deadline for receipt of stockholder proposals or nominations for inclusion in the Company's proxy statement for the Annual Meeting pursuant to Rule 14a-8 will be no later than 5:00 p.m., Eastern Time, May 16, 2022, or the tenth (10th) day following this public announcement of the meeting date. Stockholder proposals must comply with all of the applicable requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Rule 14a-8 under the Exchange Act and the Bylaws. Stockholder proposals and director nominations should be addressed to our Secretary, c/o Exela Technologies, Inc. 2701 E. Grauwyler Rd., Irving TX. 75061.

Item 8.01	Other Events

As previously disclosed in Amendment No. 1 to our Schedule TO, filed with the Securities and Exchange Commission on May 2, 2022 related to our pending Offer to Exchange (the “Offer”), we intend to declare a dividend of one share of Tandem Preferred Stock for each share of outstanding Series B Preferred Stock, subject to the completion of the Offer (the “Tandem Stock Dividend”). The record date for the Tandem Stock Dividend will be May 17, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2022

EXELA TECHNOLOGIES, INC.

By:	/s/ Erik Mengwall
Name: Erik Mengwall
Title: Secretary